UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 21, 2014

VCA ANTECH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12401 West Olympic Boulevard Los Angeles, California 90064-1022
(Address of Principal Executive Offices)

(310) 571-6500
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Stockholders of VCA Antech, Inc. (the “Company”) was held on April 21, 2014.  The matters submitted to a vote of the Company’s stockholders and the certified results are as follows:

1.        Election of Class III Directors:  The nominees for Class III director listed below were elected by the following vote:

Nominee	For	Withheld	Broker Non-Votes

John B. Chickering, Jr.	68,699,445	9,290,070	4,273,030

John Heil	76,645,590	1,343,925	4,273,030

2.        Ratification of Appointment of KPMG:  The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes

81,993,759	243,333	25,453	0

3.        Advisory Vote on Executive Compensation:  The compensation of the Company’s named executive officers was not approved, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes

37,732,389	40,147,981	109,145	4,273,030

4.        Approval of Amendment to Change the Company’s Name:  The amendment to the Amended and Restated Certificate of Incorporation of the Company to change its name to VCA Inc. was approved by the following vote:

For	Against	Abstain	Broker Non-Votes

82,182,529	53,367	26,649	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 21, 2014	VCA ANTECH, INC.

/s/ Tomas W. Fuller
	By:	Tomas W. Fuller
	Its:	Chief Financial Officer

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